4333 Edgewood Road NE
Cedar Rapids, IA 52499
March 31, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D ML of New York IRA Annuity — Registration No. 333-98283 ML of New York Investor Choice – IRA Series – Registration No. 333-119797
Commissioners:
ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended January 31, 2010, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Semi-Annual Report Mailings:
AllianceBernstein Large Cap Growth, SEC File No.: 811-06730
The American Funds - Income Fund of America, Inc, SEC File No.:811-01880
Davis New York Venture, SEC File No.:811-01701
Putnam Voyager Fund, SEC File No.: 811-01682
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,
  /s/ Darin D. Smith
Darin D. Smith
General Counsel